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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C. 20549



                                      FORM 8-K



                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  AUGUST 31, 2000



                                   TARGET CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        MINNESOTA                   1-6049                  41-0215170
(STATE OR OTHER JURISDIC-         (COMMISSION              (IRS EMPLOYER
 TION OF INCORPORATION)           FILE NUMBER)           IDENTIFICATION NO.)


              777 NICOLLET MALL
          MINNEAPOLIS, MINNESOTA                                    55402
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                    612-370-6948

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                                      FORM 8-K

ITEM 5.   OTHER EVENTS.

     On August 31, 2000, Target Corporation (the "Corporation") issued a News Release relating to its August sales results. The News Release is attached hereto as Exhibit 20. Comments regarding the Corporation's sales results are provided periodically throughout the year on a recorded telephone message. The message may be accessed by dialing (612) 370-6500.

                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DAYTON HUDSON CORPORATION

                              /s/ Douglas A. Scovanner
                              ------------------------
                              Douglas A. Scovanner
                              Executive Vice President, Finance
                              and Chief Financial Officer


Dated: August 31, 2000